Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION
MONTHLY OPERATING REPORT
CHAPTER 11
BUSINESS DEBTORS
Form 2A
COVERSHEET AND QUESTIONNAIRE

Mark one box for each required document

Report/Document Attached	Previously Waived	
X		1. Cash Receipts and Disbursements Statement (Form 2-B)
X		2. Balance Sheet (Form 2-C)
X		3. Profit and Loss Statement (Form 2-D)
X		4. Supporting Schedules (Form 2-E)
X		5. Disbursements Summary (Form 2-F)
X		6. Narrative (Form 2-G)
X		7. Bank Statements for All Bank Accounts
X		8. Bank Statement Reconciliations for All Bank Accounts

Questionnaire

Please answer questions below	Yes	No	
1. Is the business still operating?	X		
2. Were any assets (other than inventory) sold this month?		X	
3. Were all employees timely paid this month?	X		
4. Are all insurance policies and operating licenses current and in effect?		X	(1)
5. Did you open any new bank accounts this month?		X	
6. Did you deposit all receipts into your DIP account this month?		X	(2)
7. Have all taxes been timely paid?		X	(3)
8. Are you current on the U.S. Trustee quarterly fee payments?	X		

I declare under penalty of perjury that the following Monthly Operating Report , and any statements and attachments thereto are true, accurate and correct to the best of my belief.

Executed on: May 12, 2009

Print name: Zachary H Pashel
Signature: /s/ Zachary H Pashel
Title: President and Chief Executive Officer

(1) Our California business license fee for 2007 is past due. We have been informed that our business license in California was suspended, however effective January 1, 2008 the company is no longer doing business in California.
(2) Certain deposits related to securities were automatically deposited into our custody account.
(3) Certain state and federal taxex for 2007 and 2008 are past due.

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period October 1, 2008 to October 31, 2008

Cash flow Summary	LUM		MIN	
	Current Month	Accumulated	Current Month	Accumulated
1. Beginning cash balance	$ 373,322	$ 234,454	$ 112,363	$ 100,046
2. Cash receipts				
Operations	119,343	210,787	1,824	15,016
Sale of assets	-	-	-	-
Loans/advances	-	200,000	-	-
Other	60	129,369	9,759	9,759
Total Cash Receipts	119,404	540,156	11,583	24,775
3. Cash Disbursements				
Operations	264,810	396,694	875	1,750
Debt Service/Secured loan payment	-	-	-	-
Professional Fees/U.S. Trustee Fees	3,250	153,250	-	-
Other	845	845	49,897	49,897
Total Cash Disbursements	268,905	550,789	50,772	51,647
4. Net Cash Flow (total Cash Receipts less Total Cash Disbursements)	(149,501)	(10,633)	(39,189)	(26,872)
Ending Cash balance (to Form 2-C)	$ 223,821	$ 223,821	$ 73,174	$ 73,174

CASH BALANCE SUMMARY	Financial Institution	Book Balance
Petty Cash		N/A
DIP Operating account (LUM)	Wachovia	$ 239,171
DIP State Tax Account		N/A
DIP Payroll Account		N/A
Other Operating Account (LUM)	Bank of America	$ (15,374)
Other Operating Account (LUM)	Bank of the West	$ -
Sweep account (LUM)	JPMorgan Custody Account	$ 24
Other Interest Bearing Account (MIN)	JPMorgan Custody Account	$ 73,174
TOTAL (must agree with Ending Cash Balance above)		$ 296,995

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-B
CASH RECEIPTS AND DISBURSEMENTS STATEMENT
For Period October 1, 2008 to October 31, 2008

LUM

CASH RECEIPTS DETAIL		ACCOUNT NUMBER	2000037939702
Date	Payer	Description	Amount
10/02/08	WELLS FARGO BANK N.A.	Interest receipts	$ 2,275
10/08/08	WELLS FARGO BANK N.A.	Interest receipts	2,288
10/08/08	WELLS FARGO BANK N.A.	Interest receipts	1,007
10/09/08	WELLS FARGO BANK N.A.	Other receipts - CDO management fee	80,699
10/09/08	WELLS FARGO BANK N.A.	Interest receipts	770
10/09/08	WELLS FARGO BANK N.A.	Interest receipts	66
10/14/08	Trup REIT, Inc.	Other receipts - refund	8,328
10/15/08	WELLS FARGO BANK N.A.	Interest receipts	323
10/17/08	HR Simplified	COBRA benefit receipts - refund	9,208
10/17/08	Indymac	Interest receipts	4,474
10/17/08	WELLS FARGO BANK N.A.	Interest receipts	1,723
10/22/08	WELLS FARGO BANK N.A.	Interest receipts	3,886
10/23/08	WELLS FARGO BANK N.A.	Interest receipts	3,334
10/27/08	Wachovia Bank	Custody and bank fees	35
10/29/08	Franchise Tax Board	Other receipts - refund	927
10/31/08	N/A	Miscellaneous adjustment	60
		Total Cash Receipts	$ 119,404

LUM

CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-50526
Date	Payer	Description	Amount
None			
		Total Cash Receipts	$ -

LUM

CASH RECEIPTS DETAIL		ACCOUNT NUMBER	12356-81798
Date	Payer	Description	Amount
None			
		Total Cash Receipts	$ -

LUM

CASH RECEIPTS DETAIL		ACCOUNT NUMBER	756-032058
Date	Payer	Description	Amount
None			
		Total Cash Receipts	$ -

MIN

CASH RECEIPTS DETAIL		ACCOUNT NUMBER	021-58765
Date	Payer	Description	Amount
10/21/2008	JPMorgan	Interest Receipts	$ 74
10/23/2008	JPMorgan	Other receipts - refund	875
10/23/2008	JPMorgan	Other receipts - refund	875
10/27/2008	Bank of New York Mellon	Unidentified receipt	9,759
		Total Cash Receipts	$ 11,583

Debtor		Case number	Abbreviation	
Luminent Mortgage Capital, Inc.		08-21389-DK	LUM	
Luminent Capital Management, Inc.		08-21390-DK	LCM	
Maia Mortgage Finance Statutory Trust		08-21391-DK	MAIA	
Mercury Mortgage Finance Statutory Trust		08-21392-DK	MER	
Minerva CDO Delaware SPV LLC		08-21393-DK	MIN CDO	
Minerva Mortgage Finance Corporation		08-21394-DK	MIN	
OT Realty Trust		08-21395-DK	OT	
Pantheon Holding Company, Inc.		08-21396-DK	PAN	
Proserpina, LLC		08-21397-DK	PRO	
Saturn Portfolio Management, Inc.		08-21398-DK	SAT	

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period October 1, 2008 to October 31, 2008

LUM

CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	2000037993702	
Date	**Check No.**	**Payee**	**Description**	**Amount**
10/2/2008	N/A	Bloomberg L.P	Information Tech/Systems	$ 2,426
10/2/2008	N/A	Carterwill	Insurance	6,036
10/2/2008	N/A	1616 Market Street Acquistion Partners, LP	Rent	15,607
10/7/2008	N/A	Richard J. Reisman	Other	17,000
10/8/2008	N/A	Manning, Susan	Office Supplies	53
10/8/2008	N/A	Chang, Karen	Office Supplies	94
10/8/2008	N/A	Westside Property Investment Company	Other	600
10/8/2008	N/A	Weiss, Barry	Travel & Entertainment	602
10/8/2008	N/A	CDH CARD SYSTEMS, INC	Salaries & Benefits	847
10/8/2008	N/A	MG TRUST CO., LLC	Salaries & Benefits	1,745
10/8/2008	N/A	Pashel, Zachary	Travel & Entertainment	4,888
10/8/2008	N/A	ADP	Salaries & Benefits	16,426
10/8/2008	N/A	ADP	Salaries & Benefits	41,187
10/9/2008	N/A	Wachovia Bank	Custody and bank fees	188
10/9/2008	1002	UNUM LIFE INSURANCE	Salaries & Benefits	688
10/10/2008	1004	ADP, INC.	Salaries & Benefits	336
10/14/2008	1008	ADP, INC	Salaries & Benefits	379
10/14/2008	1007	Whitters, Joseph	Board of Directors	6,111
10/14/2008	1009	FRANK RAITER	Board of Directors	6,111
10/14/2008	1006	Goldstein, Robert	Board of Directors	9,167
10/14/2008	1005	Miller, Bruce A.	Board of Directors	12,223
10/15/2008	1010	Susan Manning	Office Supplies	130
10/21/2008	1011	United HealthCare	Salaries & Benefits	1,279
10/22/2008	1012	Olsen, Patrick	Information Tech/Systems	4,000
10/27/2008	1030	Chang, Karen	Office Supplies	41
10/27/2008	1041	CDH Card Systems, Inc.	Salaries & Benefits	90
10/27/2008	1045	ADP, INC.	Salaries & Benefits	161
10/27/2008	1029	Weiss, Barry	Travel & Entertainment	170
10/27/2008	1016	U.S. TRUSTEE - LCM	Professional Fees and Expenses	325
10/27/2008	1017	U.S. TRUSTEE - LUM	Professional Fees and Expenses	325
10/27/2008	1018	U.S. TRUSTEE - MER	Professional Fees and Expenses	325
10/27/2008	1019	U.S. TRUSTEE - MIN	Professional Fees and Expenses	325
10/27/2008	1023	U.S. TRUSTEE - PAN	Professional Fees and Expenses	325
10/27/2008	1024	U.S. TRUSTEE - PRO	Professional Fees and Expenses	325
10/27/2008	1025	U.S. TRUSTEE - SAT	Professional Fees and Expenses	325
10/27/2008	1026	U.S. TRUSTEE - MIN CDO	Professional Fees and Expenses	325
10/27/2008	1027	U.S.TRUSTEE - MAIA	Professional Fees and Expenses	325
10/27/2008	1028	U.S. TRUSTEE - OT	Professional Fees and Expenses	325
10/27/2008	1044	Principal Financial Group	Salaries & Benefits	341
10/27/2008	1043	UNUM LIFE INSURANCE	Salaries & Benefits	880
10/27/2008	1014	XO Communications	Information Tech/Systems	3,760
10/27/2008	1015	Bloomberg L.P	Information Tech/Systems	5,586
10/27/2008	1032	Pashel, Zachary	Travel & Entertainment	5,669
10/27/2008	1031	Tikofsky, Andrew	Other	7,500
10/27/2008	1042	Richard J. Reisman	Other	8,500
10/27/2008	1013	United HealthCare	Salaries & Benefits	17,012
10/22/08	N/A	Wachovia Bank	Custody and bank fees	36
10/28/08	N/A	CDH CARD SYSTEMS, INC.	Salaries & Benefits	349
10/28/08	N/A	MG TRUST CO., LLC	Salaries & Benefits	946
10/28/08	N/A	ADP	Salaries & Benefits	17,278
10/28/08	N/A	ADP	Salaries & Benefits	40,802
			Total Cash Disbursements	$ 260,517

LUM

CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58766	
Date	**Check No.**	**Payee**	**Description**	**Amount**
None				
			Total Cash Disbursements	$ -

LUM

CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	12356-01780	
Date	**Check No.**	**Payee**	**Description**	**Amount**
10/17/2008	N/A	Bank of America	Custody and bank fees	$ 7,642
			Total Cash Disbursements	$ 7,642

LUM

CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	796 032050	
Date	**Check No.**	**Payee**	**Description**	**Amount**
10/31/2008	N/A	N/A	Miscellaneous adjustment	$ 946
			Total Cash Disbursements	$ 946

MIN

CASH DISBURSEMENTS DETAIL		ACCOUNT NUMBER	021-58765	
Date	**Check No.**	**Payee**	**Description**	**Amount**
10/16/2008	N/A	JPMorgan	Custody and bank fees	$ 875
10/22/2008	N/A	Bank of New York Mellon	Return unidentified receipt	13,025
10/24/2008	N/A	Bank of New York Mellon	Return unidentified receipt	36,872
			Total Cash Disbursements	$ 50,772

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Trust	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-F
DISBURSEMENT SUMMARY
For Month Ended October 31, 2008

Total Disbursements from Operating Account	$ 268,060
Total Disbursements from Payroll Account	$ -
Total Disbursements from Escrow Account	$ -
Total Disbursements from Other Account	$ 51,617
Grand Total	$ 319,677

Fee

Debtor	Case number	Abbreviation
Luminent Mortgage Capital, Inc.	08-21389-DK	LUM
Luminent Capital Management, Inc.	08-21390-DK	LCM
Maia Mortgage Finance Statutory Trust	08-21391-DK	MAIA
Mercury Mortgage Finance Statutory Tru	08-21392-DK	MER
Minerva CDO Delaware SPV LLC	08-21393-DK	MIN CDO
Minerva Mortgage Finance Corporation	08-21394-DK	MIN
OT Realty Trust	08-21395-DK	OT
Pantheon Holding Company, Inc.	08-21396-DK	PAN
Proserpine, LLC	08-21397-DK	PRO
Saturn Portfolio Management, Inc.	08-21398-DK	SAT

Form 2-G

NARRATIVE

For Month Ended October 31, 2008

none